SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2003

                          DREW INDUSTRIES INCORPORATED

Delaware                                 0-13646                  13-3250533
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

        200 Mamaroneck Avenue, White Plains, New York               10601
          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (914) 428-9098

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.     Other Events.

            a) Reference is made to the press release dated May 27, 2003, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7.     Financial Statements and Exhibits

            c)    Exhibits

                  99    Press Release dated May 27, 2003

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DREW INDUSTRIES INCORPORATED

                                        (Registrant)


                                        By: /s/ Fredric M. Zinn
                                           -------------------------------------
                                            Fredric M. Zinn
                                            Executive Vice President and
                                            Chief Financial Officer

Dated: May 27, 2003


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